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                              JAMES SKANDALARIS
                          --------------------------
                                2485 Worcester
                            Orchard Lake, MI 48323

Prestolock International, Ltd.
Board of Directors                       Re: Promissory Note
33 Bloomfield Hills Pkwy., Ste. 155          ---------------
Bloomfield Hills, MI 48304

Dear Sirs:

     This letter serves to amend that certain promissory note dated March 1, 1994 whereby Prestolock International, Ltd., as obligor, promised to pay to me the sum of Ninety Thousand and 00/100 Dollars ($90,000) with interest on the unpaid principal balance at the rate of ten percent (10%) (the "Note"). The Note is currently payable on demand. The Note is hereby amended to provide that the demand provision will not be exercised prior to December 31, 1998.

                                         Very truly yours,

                                         /s/ James D. Skandalaris

                                         James D. Skandalaris